SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2008
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-34171	20-0180812
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

101 N. Robinson, Suite 920	73102
Oklahoma City, Oklahoma 73102	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
We, at Graymark Healthcare, Inc., hereby report that the employment of Vahid Salalati was effectively terminated on September 23, 2008. Mr. Salalati served as a member of our Executive Officer Committee and as the Chief Executive Officer of our subsidiary, SDC Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: September 24, 2008

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